SECURITIES PURCHASE AGREEMENT
                                    EX- 10.26

     THIS SECURITIES PURCHASE AGREEMENT (hereinafter this "Agreement") is made and entered into as of this 22nd day of March, 1996, by and between PRIMEDEX HEALTH SYSTEMS, INC., a New York corporation (hereinafter "PHS"), and DIAGNOSTIC IMAGING SERVICES, INC., a Delaware corporation (hereinafter "DIS").

                              W I T N E S S E T H:

     WHEREAS, PHS desires to purchase from DIS, and DIS desires to sell to PHS shares of its common stock, $.01 par value and a warrant to purchase shares of its common stock, subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1.  Sale and Purchase of the Shares.

         (a) Sale of Shares. Upon the terms and subject to the conditions, representations, warranties and agreements of this Agreement, Purchaser hereby purchases 2,747,493 shares of DIS common stock, $.01 par value (the "Shares") and a five year warrant to purchase an additional 1,521,739 Shares (the "Warrant") from DIS, and DIS hereby sells the Shares and Warrant to PHS free and clear of all liens, charges, encumbrances, equities, claims and options of any nature whatsoever. The Warrant shall be in the form of Exhibit 1 attached.

         (b)  Purchase  Price.  As full  payment  for the Shares and Warrant PHS
shall  pay  DIS  a  purchase  price  of  Three  Million   Dollars   ($3,000,000)
(hereinafter the "Purchase Price") at the Closing.

     2.  Conditions to Closing.

         (a) DIS, PHS and Norman Hames shall have entered into a Stockholders Agreement in the form of Exhibit 2(a) attached.

         (b) DIS and PHS shall have entered into a Management Services Agreement in the form of Exhibit 2(b) attached.

         (c) DIS and PHS shall have entered into a loan agreement in the form of
Exhibit 2(c) attached whereby PHS shall make available to DIS up to $1,000,000, all of which shall be advanced to DIS at the Closing.

         (d) DVI Financial Services, Inc., or its affiliate shall have loaned PHS $5,000,000.

     3. Closing. The Closing shall be held at 1516 Cotner Avenue, Los Angeles, California, at 11:00 A.M. on March 22, 1996, or at such other time or at such other place as may be mutually approved by the parties in writing ("Closing"). At the Closing the consideration required by Section 1 together with the documents required by Section 2 shall be delivered whereupon the Shares and Warrant shall be delivered together with the other certificates and materials required by this Agreement to be exchanged at the Closing.

     4. DIS Representations. As an inducement to PHS to enter into this Agreement and consummate the transactions contemplated hereby, DIS hereby represents and warrants to PHS and agrees as follows:



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         (a) Due  Organization.  DIS is a duly  organized  and validly  existing corporation under the laws of the Slate of Delaware and has the corporate power and lawful authority to own its properties and to transact the business in which it is currently engaged. DIS is not, and is not required to be, qualified to transact business as a foreign corporation in any jurisdiction. DIS is the sole shareholder of Diagnostic Imaging Services, Inc., a California corporation
("DIS-CA"). DIS-CA is duly organized and validly existing under laws of the State of California and has the corporate power and lawful authority to own its properties and to transact the business in which it is currently engaged. DIS-CA is not and is not required to be, qualified to transact business as a foreign corporation in any other jurisdiction.

         (b) Power and Authority. DIS has full corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been authorized by the DIS Board of Directors. No other corporate acts or proceedings on the part of DIS will be necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement constitutes a valid and legally binding obligation of DIS and is enforceable against DIS in accordance with its terms.

         (c) Ownership of Shares. The authorized capital of DIS consists of 20,000,000 shares of common stock, $.01 par value of which 8,562,617 shares are issued and outstanding, together with 2,482,000 shares of Series F Preferred Stock and 2,000,000 shares of Series G Preferred Stock which are outstanding out of an authorized 5,000,000 shares of Preferred Stock. All of the Shares of capital stock of DIS are validly issued, fully paid and nonassessable. There are no agreements, arrangements, options, warrants, calls, rights or commitments of any character relating to the issuance, sale, purchase, retirement or redemption of any Shares, except as set forth in the Form 10-K for DIS for the year ended December 31, 1994, a copy which is attached hereto and marked as Exhibit 4(c)-1, or except as may be issued pursuant to a proposed Series H Preferred Stock to be issued in connection with the retirement of certain debt the presently contemplated particulars of which are attached hereto as Exhibit 4(c)-2.

         (d) Validity of Shares and Warrant. The Shares and Warrant, when issued in accordance with the terms of this Agreement will be duly and validly issued. The issuance of the Shares and Warrant and any subsequent issuance of the shares underlying the Warrant are not and will not be subject to any preemptive rights or rights of first refusal and, when issued, sold, and delivered in compliance with the provisions of this Agreement and the terms of tile Warrant and in accordance with the DIS Certificate of Incorporation, the Shares, Warrant and shares underlying the Warrant will be validly issued, fully paid and nonassessable, and will be free of any liens with the shares of DIS common stock issuable on exercise of the Warrant having been duly reserved for issuance upon exercise; provided, however, that the Shares, Warrant and shares underlying the Warrant will be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

         (e) Offering. Assuming the accuracy of the representations contained in
Section 5 hereof, the offer, issue and sale of the Shares and Warrant are and will be exempt from the registration requirements of the 1933 Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of federal and California law.

         (f) No Breach. This execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

(i) violate any provision of the Certificate of Incorporation or By-Laws of DIS;

       (ii)violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon DIS, or upon the properties or business of DIS; or

    (iii)violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein; or


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              (iv)conflict with, result in a breach of the terms,  conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination, or cancellation under, the Certificate of Incorporation or Bylaws of DIS, or any note, instrument, agreement, mortgage, lease, license, permit, judgment, order, award, decree or other authorization, right, restriction or obligation to which DIS is a party or any of its properties is subject or by which any of them is bound or any statute, other law or regulatory provision affecting any of them; or

              (v) requiring the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body, except for such filings as are required pursuant to the Rules and Regulations of the Securities and Exchange Commission.

         (g) Financial Statements and Other Financial Information. Exhibit 4(c) hereto contains: (i) the audited balance sheet and statements of operations of DIS as of December 3 1, 1994 (herein sometimes called the "Balance Sheet") and the related statements of operations and retained earnings for the year then ended, together with appropriate notes to such financial statements. Exhibit 4(g) attached hereto is the DIS Form 10-Q for the nine months ended September 30, 1995 and contains the unaudited balance sheet and statement of operations for the nine month period then ended. (the "Interim Statement"). The Balance Sheet and Interim Statement are hereinafter collectively referred to as the "Financial Statements." The financial statements present fairly the financial condition, results of operations and charges in financial position of DIS as at the dates or for the periods indicated therein in conformity with generally accepted accounting principles applied on a consistent basis (except as otherwise indicated in such Financial Statements or the notes thereto), subject, in the case of unaudited interim consolidated financial statements, to year-end adjustments consisting only of normal recurring accruals.

         (h)  Operations Since Interim Statement Date.

              (i) Since September 30, 1995, there has been, except as otherwise described in this Agreement: (i) no material adverse change (either in any one case or in the aggregate) in the assets, properties, liabilities, business, prospects or in the condition, financial or otherwise, of DIS and no fact or condition exists which might cause such a change in the future; (ii) no damage, destruction, loss or claim, to assets, whether or not covered by insurance, or condemnation or other taking of assets, affecting the properties, assets, business or prospects of DIS; and (iii) no other occurrence, event or condition (either in one case or in the aggregate) which adversely affects the properties, assets, business or prospects of DIS.

              (ii)Since September 30, 1995, DIS has not: (A) issued, delivered, agreed (actually or contingently) to issue or deliver, or granted any option, warrant or right to purchase, any capital stock, or security convertible into capital stock, or any bonds, notes, or other securities, or borrowed or agreed to borrow any funds; (B) paid any obligation or liability (absolute or contingent) other than current liabilities reflected in the Financial Statements and current liabilities reasonably incurred since September 30, 1995, in the ordinary course of business; (C) declared or made, or agreed to declare or make, any payment of dividends or distributions to shareholders or purchased, retired, redeemed or otherwise acquired, or agreed to purchase, redeem or otherwise acquire any, of its capital stock; (D) except in the ordinary course of business, mortgaged, pledged or encumbered any assets; (E) except for its sale of its mobile MRI in San Diego, sold, leased, abandoned or otherwise disposed of any real property or interest therein or any machinery equipment or other operating property or sold, licensed, assigned, transferred or otherwise disposed of any patent, or application therefor or any invention, process, know-how, formula, pattern, design, trade secret or other intangible asset or, except for fair value in the ordinary course of business, sold or transferred or agreed to sell or transfer any other assets; (F) otherwise than in the ordinary course of business canceled or agreed to cancel any debts or claims, waived or agreed to waive any rights of value, or allowed to lapse or failed to keep in force any franchise, permit or other authorization or right; (G) made or permitted any amendment or termination of any material contract, license or other agreement; (H) otherwise than in the ordinary course of business undertaken or committed to capital expenditures exceeding $10,000 in the aggregate; (I) other than in


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the ordinary course of business  instituted,  or made any material  increase in, any salary, profit sharing, bonus, incentive, deferred compensation, insurance, pension, retirement, medical, hospital, disability, welfare or other employee benefit plan; (J) other than in the ordinary course of business made any accrual or arrangement for or payment of any bonus or special compensation of any kind or any severance or termination pay to any present or former officer or employee during the past year; (K) made any change in the accounting policies, methods or practices followed by DIS or made any material change in depreciation, amortization or inventory valuation policies or rates or methods theretofore used or adopted except as reflected in the Financial Statements; (L) amended its Certificate of Incorporation or Bylaws; or (M) entered into or become committed to enter into any other material transaction except in the ordinary course of business.

         (i) No Undisclosed Liabilities. DIS is not aware of any material liability, absolute or contingent, accrued or unaccrued, which is not shown or which is in excess of amounts shown or reserved for in the Financial Statements or referred to in the notes thereto, other than liabilities of the same nature as those set forth in the Financial Statements and notes thereto and reasonably incurred in the ordinary course of its business after September 30, 1995.

         (j) Taxes. DIS has filed all federal, state, county, local and foreign income, excise, property, sales and other tax returns which are required, by statute, other law, regulation or otherwise, to be filed up to and including the date hereof and have paid all taxes (and any other governmental charges, duties, penalties, interest or fines) which have become due pursuant to such returns or otherwise, or pursuant to any assessment which has become payable, and no extension of the time for filing any tax return is presently in effect. All such returns and the returns to be filed by DIS with respect to any interim period thereafter are or will be true and correct to the extent filed prior to the date of this Agreement. To the extent that any tax liability or assessment had accrued but had not yet become payable at September 30, 1995, or has been proposed for assessment or determined but remains unpaid, the same has been reflected as a liability on the books and records of DIS and in the Financial Statements or referred to in the notes thereto. Tax reserves are adequate for contingent liabilities which may arise after the date of this Agreement due to events prior to the execution of this Agreement. No waiver or extension of the statute of limitations relating to the assessment of any federal income tax against DIS is presently in effect and DIS has not been notified of any audit. All payments for withholding taxes, unemployment insurance and other amounts required to be paid to any governmental authority in respect of employees of DIS have been paid or duly provided for on their respective books and records, except for approximately $400,000 presently due on unpaid withholding taxes, which is in the process of being incrementally paid and should be paid within the next 24 months.

     The tax returns for DIS have never been examined by any governmental authority.

         (k) Availability and Ownership of Assets and Legality of Use. The assets owned or leased by DIS constitute all of the assets used and needed for its business as it has historically been conducted by it, are in good and serviceable condition, ordinary wear and tear excepted, and suitable for the uses for which intended; and such assets and their use conform in all material respects to all applicable laws, regulations, rules, ordinances, codes, licenses and permits (including without limitation, building, business use, environmental and occupational safety and health requirements), and no notice of any material violation of any applicable law, regulation, rule, ordinance, code, license or permit relating to such assets and their use has been received by Seller.

         (l) Accounts Receivable; Inventories. All accounts receivable of DIS have arisen from a bona fide transactions by it in the ordinary course of business and DIS has received no notice that such accounts receivable are subject to defense, counterclaim or setoff or are in dispute except as otherwise stated in this Agreement. All of such accounts are good and collectible at the aggregate recorded amounts thereof, net of any applicable reserve for contractuals and doubtful accounts which reserves (i) with respect to accounts receivable shown in the Financial Statements are reflected thereon, and (ii) with respect to accounts receivable acquired since September 30, 1995, are reflected on the books and records and are not in excess of an amount bearing the same proportion to such accounts receivable as the applicable reserves in the Financial Statements bear to the aggregate recorded amount of the accounts receivable shown on such Financial Statements.


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         (m) No Violation or  Litigation.  (i) DIS has received no notice of any facts which would lead it to believe DIS is in material violation of, or has violated, any law, regulation, rule, writ, injunction, decree or order of any
court  or  any  foreign,   federal,   state,   municipal  or  other  government,
governmental department, commission, board, bureau, agency or instrumentality which will result in expense or interfere with the business of DIS; (ii) there are no material lawsuits, claims, suits, proceedings or investigations pending or to the best of its knowledge threatened against or affecting DIS, its officers or directors or its properties, operations, or business; and (iii) there is no action, suit or proceeding by any governmental agency pending or to the best of its knowledge threatened which questions the legality or propriety of this Agreement or the transactions contemplated hereby. DIS is in material compliance with all laws, regulations, rules, writs, injunctions, decrees or orders of any court or any foreign, federal, state, municipal or other government, governmental department, commission, board, bureau, agency or instrumentality which govern its business.

         (n) Insurance. DIS keeps insurance of a type and in amounts standard for its industry in full force and effect. DIS is not in default or breach under any of such insurance policies or has not failed to give any notice or present any claim thereunder in a due and timely manner.

         (o) Real Property. DIS owns no real property.

         (p) Real Property; Leases. (i) a description of each lease or other agreement (showing the annual rental, the expiration date, option periods, if any, a street address of the real property covered and a brief description of the improvements thereon) under which DIS is lessee of, or holds or operates any real property, (ii) a description of all other interests in real property of DIS, and (iii) a description of any other contract, agreement, lease, concession, or commitment relating to or affecting real property or any interest therein to which DIS is a party or by which DIS is bound has been provided to PHS. All of said leases are valid and in full force and there does not exist any default or event that with notice or lapse of time or both would constitute a default under any of those leases. None of the rights of DIS under any such leasehold or other interest in such real property will be impaired by consummation of the transactions contemplated by this Agreement.

         (q) Easement; Ingress; Condemnation. DIS has all easements and rights for ingress and egress and for utilities and services necessary for the operations presently conducted by it. Neither the whole or any part of any real property or interest therein owned, leased, used or occupied by DIS is threatened by condemnation.

         (r) Personal Property. DIS owns or leases all the personal property used to conduct its business. DIS has good, indefeasible and marketable title to all personal property that it purports to own, free and clear of all security interests, liens, encumbrances, pledges, defects in title, restrictions and other burdens, except as has previously been disclosed to PHS.

         (s) Personal Property; Leases. A list of all leased machinery, equipment, vehicles and other leased tangible personal property and a description of all other interests, of DIS in tangible personal property has been delivered to PHS. None of the rights of DIS under any such leasehold or other interest in tangible personal property will be impaired by the consummation of the transactions contemplated by this Agreement.

         (t) Governmental and Other Authorizations. DIS has all governmental and other licenses, permits, orders, certificates and other authorizations necessary to own or lease its properties, to operate its respective properties and assets and to carry on its business as now conducted ("Permits"). All of the permits are in full force and effect and constitute legal, valid and binding obligations of the respective parties hereto, and will not be materially affected as a result of the execution of this Agreement. No proceeding or other action is pending or threatened to revoke or limit any of the Permits, and there is no basis for any such revocation or limitation. DIS has not breached or defaulted under, nor is it in breach or default under, nor is it alleged to have breached or defaulted under, any of the Permits and no event has occurred which, with the passage of time or the giving of notice or both, would constitute such a default or breach.


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         (u) Patents, Trade Names,  Trademarks and Other Rights. DIS owns or has the perpetual royalty free right to use all patents, trademarks, servicemarks, copyrights, trade names, inventions, improvements, processes, formulae, trade secrets, know-how and proprietary or confidential information used in conducting its business or which are necessary to continue such business hereafter. DIS has no knowledge or notice that any infringement of any patent, patent right, trademark, servicemark, trade name, brand name or copyright or registration thereof has occurred or results in any way from the operations or business of DIS. DIS has had no notice of, or knowledge of any basis for, a claim against it that any of its operations, activities, products, equipment, machinery or
processes  infringes  the  patents,  trademarks,   servicemarks,   trade  names,
copyright or other property rights of others.

         (v)  Employees and Agents and Related Agreements.

              (i) DIS is not a party to or bound by any (A) employee collective bargaining agreement, employment agreement, consulting agreement, deferred compensation agreement, or covenant not to compete except for those agreements with Norman Hames and Daniel Steinell; (B) contract or agreement with any officer, director shareholder or employee, agent or attorney-in-fact; or (C) employees' pension, profit sharing, stock option, bonus, incentive, stock purchase, welfare, life insurance, hospital or medical benefit plan (DIS does have a medical benefit plan, the provisions of which have been provided to PHS) or any other employee benefit agreement or plan. DIS's relations with its employees is satisfactory.

              (ii)No shareholder, director or officer of DIS, (A) owns, directly or indirectly, any interest in, or is a director, officer or employee of, or consultant to, any entity which is a competitor, supplier or customer of DIS;
(B) owns directly or indirectly, in whole or in part, any property, asset or right, tangible or intangible (including, but not limited to, any patent, trademark, serviceman, trade name, brand name, copyright, pending application for any patent, trademark, serviceman, or copyright, invention, process, know-how,  formula,  design  or  trade  secret)  which  is  associated  with any property, asset or right owned by DIS or which DIS is presently operating or using or the use of which is necessary for its business; (C) is, subject to any agreement with any person or entity requiring such shareholder, director, officer or employee to assign any interest in any inventions or trade secrets or to keep confidential any information or containing any prohibitions or restriction of competition or solicitation of customers.

         (w) Status of Contracts. Each of DIS' material contracts is a valid and binding obligation of the parties thereto. DIS has not breached or defaulted under, nor is it in breach or default under, or has notice of any breach or default under, any of the contracts and, no other party to any of the contracts has breached or defaulted under any of the contracts, and no event has occurred which, with the passage of time or the giving of notice or both, would constitute such a default or breach by DIS or, by any such otter party. In late 1995, DIS received a notice of default under a financing arrangement with Sanwa Bank. The financing is current and has been for sometimes however, Sanwa has never withdrawn the default notice.

         (x) Use of Proceeds. DIS will utilize the Purchase Price and PHS loan proceeds totalling$4,000,000 as payment against what is referred to as its "Loan B" from DVI Financial Services, Inc.

         (y) Disclosure. None of the information or documents furnished to PHS or any of its representatives and none of the representations or warranties contained herein is false or misleading or omits to state a material fact required to be stated therein or herein in order to make the statements therein or herein not misleading.

         (z) Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving DIS. There is no material action, suit or claim or legal, administrative or arbitral proceeding or any investigation (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or, to the best knowledge of Seller, threatened against or involving DIS or any of its properties or assets.


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         (aa) Brokers or Finders. No broker's or finder's fee will be payable by
DIS in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by D IS.

     5. PHS Representations. As an inducement for DIS to enter into this Agreement and consummate the transactions contemplated hereby, PHS hereby represents and warrants to DIS and agrees as follows:

         (a) PHS acknowledges that the Shares and Warrant, and shares underlying the Warrant, are being acquired solely by and for PHS for investment and not as nominees or agents for the benefit of any other person, and PHS has no current intention of distributing, reselling or assigning the Shares, Warrant, and hares underlying the Warrant, other than in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), rules under the 1933 Act and any other applicable laws.

         (b) PHS understands that neither the Shares, Warrant, or the shares underlying the Warrant, have been registered under the 1933 Act, or under the laws of any jurisdiction, and that DIS is under no obligation to register or assist PHS in registering the Shares, Warrant, or the shares underlying the Warrant. PHS understands and agrees further that (i) the Shares, Warrant, or the shares underlying the Warrant, must be held indefinitely unless subsequently registered under the 1933 Act or an exemption from registration under the 1933 Act covering the sale of the Shares, Warrant, or he shares underlying the Warrant, is available. PHS understands that legends stating that the Shares have not been registered under the 1933 Act and setting out or referring to the restrictions on transferability and sale of the Shares and Warrant, or the shares underlying the Warrant, will be placed on the certificates, evidencing the Shares, and Warrant, or the shares underlying the Warrant.

         (c) PHS is aware that (i) investment in the Shares, Warrant, or the shares underlying the Warrant, involves a possible degree of risk, lack of liquidity and substantial restrictions on transferability of interest, and (ii) no federal or state agency has made any finding or determination as to the fairness for investment in, nor has made any recommendation or endorsement of, the Shares, Warrant, or the shares underlying the Warrant.

         (d) PHS has sufficient financial resources available to support the loss of all or a portion of PHS's investment in the Shares and Warrant, has no need for liquidity in the investment in the Shares and Warrant and is able to bear the economic risk of the investment.

         (e) PHS is sophisticated and experienced in financial, business and investment matters, is in the same business as DIS, is aware of DIS' financial condition and business affairs, and, as a result, PHS is in a position to evaluate the merits-and risks of an investment in the Shares and Warrant, the restrictions on transferability and the tax consequences of the investment.

         (f) PHS has been furnished any and all materials PHS has requested relating to DIS, the Shares, Warrant, or the shares underlying the Warrant, or the purchase and sale of the Shares and Warrant hereby and PHS has been afforded the opportunity to ask questions of DIS concerning the terms and conditions of the purchase and sale hereby and to obtain any additional information necessary to verify the accuracy of any representations or information appearing in this Agreement. PHS, either alone or with PHS's professional advisors, has the capacity to protect PHS's interests in connection with this transaction.

         (g) PHS has relied solely upon the advice of its advisors (if any), advice of its tax experts and independent investigations made by PHS and/or its representative(s) in deciding to invest in the Shares and Warrant, and no oral or other representations other than those explicitly in this Agreement have been made to PHS regarding the Shares and Warrant.

         (h) PHS is a duly organized and validly existing corporation under the laws of the State of New York and has the power and lawful authority to own its properties and to transact the business in which it is currently engaged. PHS is not, and is not required to be, qualified to transact business as a foreign corporation in any jurisdiction where it is not so qualified.

         (i) PHS has full power to enter into this Agreement and the related agreements which are exhibits to this Agreement and to carry out its respective obligations hereunder and thereunder. The execution and delivery of this Agreement and the related agreements and the consummation of the transactions contemplated hereby and thereby have been or will be duly and validly authorized by PHS's board of directors. No other acts or proceedings on the part Of PHS will be necessary to authorize this Agreement or the related agreements or the transactions contemplated hereby and thereby. This Agreement constitutes a valid and legally binding obligation of PHS and is enforceable against PHS in accordance with its terms.

         (j) No Breach. The execution, delivery and performance of this Agreement and the related agreements which are exhibits to this Agreement and the consummation of the transactions contemplated hereby will not:

              (i) violate any provision of the articles of incorporation of PHS;

              (ii)violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon PHS, or upon the properties or business of PHS;

 (iii) violate any statute,law or regulation of any jurisdiction applicable to the transactions contemplated herein;

              (iv)conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination, or cancellation under, any note, instrument, agreement, mortgage, lease, license, permit, judgment, order, award, decree or other authorization, right, restriction or obligation to which the PHS is a par y or any of its properties is subject or by which any of them are bound or any statute, other law or regulatory provision affecting any of them; or

              (v) requiring the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body.

         (k) No Violation or Litigation. PHS has received no notice of any facts which would lead it to believe (i) PHS is in material violation of, or has violated, any law, regulation, rule, writ, injunction, decree or order of any court or any foreign, federal, state, municipal or other government, governmental department, commission, board, bureau, agency or instrumentality which will result in expense or interfere with the business of PHS; and (ii) there is any action, suit or proceeding by any governmental agency pending or to the best of its knowledge threatened which question; the legality or propriety of this Agreement or the transactions contemplated hereby. PHS is in compliance with all laws, regulations, rules, writs, injunctions, decrees or orders of any court or any foreign, federal, state, municipal or other government, governmental department commission, board, bureau, agency or instrumentality which govern its business.

         (l) Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving PHS.

         (m) Hames Guaranty. PHS will use its best efforts to promptly remove Norman Hames from all personal guarantees which he has given in behalf of DIS obligations.

         (n) Brokers or Finders. No broker's or finder's fee will be payable by PHS in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by PHS.

         (o) Disclosure. None of the information or documents furnished to DIS or any of its representatives and none of the representations or warranties contained herein is false or misleading or omits to state a material fact required to be stated therein or herein in order to make the statements therein or herein not misleading.

     6.  Post Execution Obligations.

         (a) Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. PHS shall be bound by and shall implement the related agreements.

         (b)  Survival  of  Representations  and  Warranties  of  Parties.   All
representations and warranties of DIS and PHS made herein shall survive the execution and delivery hereof for one (1) year following the date hereof.

         (c)  Registration Rights.

              (i) "Piggyback Registration". If DIS at any time proposes to register any of its common stock, $.01 par value under the 1933 Act (other than in connection with a merger or pursuant to Form S-8 or other comparable form), DIS shall request that the managing underwriter (if any) of such underwritten offering include up to 1,000,000 shares of the Shares (the "Registrable Securities") in such registration and DIS shall use its best efforts to cause such managing underwriter to grant such request so long as it doesn't diminish the proceeds to be received by DIS from such offering. If such managing underwriter agrees to include the Registrable Securities in the underwritten offering, DIS shall at such time give prompt written notice to PHS of its intention to effect such registration and of PHS' right under such proposed registration, and upon the request of 'HS delivered to DIS within twenty (20) days after giving such notice (which request shall specify the Registrable Securities intended to be disposed of by PHS and the intended method of Disposition thereof), DIS shall include such Registrable Securities held by PHS requested to be included in such registration; provided, however, that:

                  A. If, at any time after  giving such  written  notice of DIS'
intention to register any of the Registrable Securities and prior to the effective date of the registration statement filed in connection with such registration, DIS shall determine for any reason not to register or to delay the registration of such Registrable Securities, at its sole election, DIS may give written notice of such determination to PHS and thereupon shall be relieved of its obligation to register any Registrable Securities issued or issuable in connection with such registration (but not from its obligation to pay registration expenses in connection therewith or to register the Registrable Securities in a subsequent registration); and in the case of a determination to delay a registration shall thereupon be permitted to delay registering any Registrable Securities for the same period as the delay in respect of securities being registered for DIS' own account.

                  B. If the managing underwriter in such underwritten offering shall advise DIS that it declines to include a portion or all of the Registrable Securities requested by PHS to be included in the registration statement, then distribution of all or a specified portion of the Registrable Securities shall be excluded from such registration statement. In such event DIS shall give PHS prompt notice of the number of Registrable Securities excluded from such registration at the request of the managing underwriter. No such exclusion shall reduce the securities being offered by the Company for its own account to be included in such registration statement.

              (ii)Option to Include Registrable Securities in Offering. PHS, subject to the provisions of Section 6(c), shall have the option to include the Registrable Securities in DIS' underwritten offering. DIS shall not be required to include any of the Registrable Securities in an underwritten offering of DIS' securities unless PHS accepts the terms of the underwriting as agreed upon between DIS and the underwriters selected by it (provided such terms are usual and customary for selling stockholders) and PHS agrees to execute and/or deliver such documents in connection with stock registration as DIS or the managing underwriter may reasonably request.

              (iiiCooperation with DIS. PHS will cooperate with DIS in all respects in connection with the registration rights, including, timely supplying all information reasonably requested by DIS and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

         (d) Registration Procedures. If and whenever DIS is required by any of the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the 1933 Act, DIS shall (except as otherwise provided in this Agreement), as expeditiously as possible:

              (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement and shall use its best efforts to cause such registration statement to become effective and remain effective until all the Registrable Securities are sold or become capable of being publicly sold without registration under the 1933 Act.

              (ii)prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement whenever DIS shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

              (iiifurnish to PHS such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as PHS may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

              (iv)use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the underwriter shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable PHS to consummate the public sale or other disposition in such jurisdictions of the securities owned by PHS, except that DIS shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

              (v) use its best efforts to list such securities on (x) any securities exchange on which any securities of DIS is then listed, if the listing of such securities is then permitted under the rules of such exchange and/or (y) Nasdaq, if the securities are then traded or quoted thereon, subject to applicable Nasdaq rules;

              (vi)enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

              (viinotify PHS at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

              (viitake such other actions as shall be reasonably requested by PHS to facilitate the registration and sale of the Registrable Securities; provided, however, that DIS shall not be obligated to take any actions not specifically required elsewhere herein which in the aggregate would cost in excess of $5,000.

         (e) Expenses. All expenses incurred in any registration of the Registrable Securities under this Agreement shall be paid by DIS, including, without limitation, printing expenses, fees and disbursements of counsel for DIS, expenses of any audits to which DIS shall agree or which shall be necessary to comply with governmental I requirements in connection with any such registration, all registration and filing fees for the Registrable Securities under federal and State securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 6(d)(iv); provided, however, DIS shall not be liable for (i) any discounts or commissions to any underwriter; (ii) any stock transfer taxes incurred with respect to Registrable Securities sold in the Offering or (iii) the fees and expenses of counsel for PHS, provided that DIS will pay the costs and expenses of DIS counsel when the DIS counsel is representing any or all selling security holders.

         (f) Indemnification. In the event any Registrable Securities are included in a registration statement pursuant to this Agreement:

              (i) Indemnity. Without limitation of any other indemnity provided to PHS, either in connection with the Offering or otherwise, to the extent permitted by law, DIS shall indemnify and hold harmless PHS, the affiliates, officers, directors and partners of PHS, any underwriter (as defined in the 1933
Act) for PHS, and each person, if any, who controls PHS or underwriter (within the meaning of the 1933 Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (3) any violation or alleged violation by DIS of the 1933 Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law, and in each case, the Company shall reimburse PHS, and each such affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that DIS shall not be liable to PHS or any other party in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by PHS or any underwriter or any other officer, director or controlling person thereof.

              (ii)Indemnity. PHS shall indemnify and hold harmless DIS, its affiliates, its counsel, officers, directors, shareholders and representatives, any underwriter (as defined in the 1933 Act) and each person, if any, who controls DIS or the underwriter (within the meaning of the 1933 Act or the Exchange Act), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or any state securities law, and PHS shall reimburse DIS and each such affiliate, counsel, Officer, director, shareholder, partner, or representative, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions and respect thereof) arise out of or are based upon any statements or information provided in writing by PHS to DIS in connection with the offer or sale of Registrable Securities. Notwithstanding the above, the PHS indemnification shall be limited to an amount equal to the proceeds to PHS of the Registrable Securities sold for the account of PHS.

              (iii Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 6(f) of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this
Section 6(f), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs or expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

              (iv)Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified f arty as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable consideration. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount PHS shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to PHS Of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which PHS has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

              (v) Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registrable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         (g) Assignment of Registration Rights. The registration rights of PHS under this Agreement may not be assigned without the written prior consent of DIS.

     7.  Miscellaneous.

         (a) Entire Agreement. This Agreement (including the Exhibits hereto) represent the entire understanding and agreement among the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and among such parties.

         (b) Amendments. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

         (c) Binding Effect. All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure, to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

         (d) Headings. The headings contained in this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

         (e) Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including telex and telefax communication) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, telecommunicated, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

         To PHS:

         Primedex Health Systems, Inc.
         1516 Cotner Avenue
         Los Angeles, California 90025
         Attention: Steven Hirschtick, Senior Vice President
         Fax No.: (310) 478-5310

         To DIS:

         Diagnostic Imaging Services, Inc.
         5730 Uplander Way, Suite 101
         Culver City, CA 90230
         AttentionNorman Hames, President
         Fax No.: (310) 670-5644

or to such other address as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmed answer back if by telex or telefax; and (c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

         (f) Severability. If any provision of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.

         (g) Waivers. The failure or delay of any party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder. Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand or any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

         (h) Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California without regard to principles of conflicts of laws.

         (i) Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

         (j) Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original agreement but all of which shall be considered one and the same instrument, and shall become a binding agreement when one or more counterparts have been signed by each of the parties.

         (k) Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any right, or remedies under or by reason of this Agreement on any persons other than the parties to t and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any Party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

     IN WITNESS WHEREOF, the parties of this Agreement have duly executed it on the 22nd day of March, 1996.


                                       PRIMEDEX HEALTH SYSTEMS, INC.


                                       By:  /s/ Herm Rosenman
                            Herm Rosenman, President


                        DIAGNOSTIC IMAGING SERVICES, INC.



                                       By: /s/ Norman Hames
                             Norman Hames, President